Q3 2025 Earnings Conference Call

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston • 1 Commercial Banking Office in North Houston Highlights: • Total Assets: $3.5 billion at September 30, 2025 • Market Cap: $401 million at October 17, 2025 • Ownership (S&P Global as of October 17, 2025) • Institutional: 48% • Insider/ESOP: 12% | 3 Our Company Total Assets $3.5B Total Loans $2.7B Total Deposits $3.0B

| 4 Our Markets

Quarterly Financial Highlights 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Profitability Net income $ 8,118 $ 9,437 $ 9,673 $ 10,964 $ 11,330 $ 12,357 Diluted EPS 1.02 1.18 1.21 1.37 1.45 1.59 Net interest income 29,393 30,382 31,586 31,749 33,351 34,106 Provision (reversal) for loan losses 1,261 140 873 394 489 (229) Core pre-provision net income(1) 8,868 9,430 10,430 11,205 10,881 12,113 Net interest margin ("NIM") 3.66% 3.71% 3.82% 3.91% 4.04% 4.10 % ROA 0.97 1.10 1.12 1.29 1.31 1.41 ROE 8.8 9.8 9.7 11.0 11.2 11.8 ROATCE(1) 11.7 12.9 12.7 14.3 14.5 15.0 Efficiency ratio 65.8 65.3 63.5 60.4 60.5 59.5 Balance Sheet Assets $ 3,410,881 $ 3,441,990 $ 3,443,668 $ 3,485,453 $ 3,491,455 $ 3,494,074 Loans 2,661,346 2,668,286 2,718,185 2,747,277 2,764,538 2,705,895 Total deposits 2,722,915 2,777,487 2,780,696 2,827,207 2,908,234 2,975,503 Allowance/total loan ratio 1.21% 1.21% 1.21% 1.21% 1.21% 1.21 % TCE Ratio 8.7 9.2 9.3 9.4 9.5 9.9 Loan/Deposit ratio 97.7 96.1 97.8 97.2 95.1 90.9 Per Share Data Share price $ 40.01 $ 44.58 $ 46.21 $ 44.80 $ 51.78 $ 54.33 Book value 46.51 48.75 48.95 50.82 52.36 54.05 Tangible book value(1) 35.90 38.17 38.44 40.13 41.54 43.29 Price / tangible book value per share 111% 117% 120% 112% 125% 126 % Dividend paid $ 0.25 $ 0.25 $ 0.26 $ 0.27 $ 0.27 $ 0.29 (1) See appendix for reconciliation of Non-GAAP items. | 5 (dollars in thousands, except per share data)

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Sep- 25 YTD 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 11.9% as of September 30, 2025 | 6 Asset Growth Texan Bank - $416 MM

Profitability 0.99 1.76 1.07 1.23 1.08 1.29 1.31 1.41 1.12 1.04 1.25 1.27 1.12 1.32 1.26 1.39 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 3Q 2025 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 7.8 14.4 10.2 11.6 9.6 11.0 11.2 11.8 8.9 8.5 11.8 11.9 9.9 11.3 10.8 11.5 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 3Q 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 10.2 18.0 13.9 16.0 12.7 14.3 14.5 15.0 11.1 10.5 15.6 15.9 12.8 14.3 13.6 14.5 ROATCE Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 3Q 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 59.1 57.1 62.1 61.2 64.7 60.3 60.4 59.5 63.8 64.8 61.2 61.3 64.6 60.2 62.9 59.4 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 3Q 2025 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) A nnualized G row th R ate Total Loans Annualized Growth Rate 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 2,500 2,550 2,600 2,650 2,700 2,750 2,800 Loan Portfolio (as of September 30, 2025) CRE O.O. 26% 1-4 Mortgage 18% CRE N.O.O. 18% C&I 15% C&D 12% Multifamily 7% Home Equity 3% Consumer 1% Composition Market Diversification Acadiana 28% New Orleans 27% Houston 20% Northshore 13% Baton Rouge 10% MS 2% • Total loans - $2.7 billion • 3Q 2025 WAR - 6.53% • Houston market - 9% YTD annualized growth rate • YTD 2025 annualized growth rate - (1)% • Houston market - 9% annualized growth rate YTD | 8 6% 6% 1% 7% (8)%4% 3%

OO CRE Portfolio (as of September 30, 2025) Geographic Exposure Houston, 34% Acadiana, 27% New Orleans 15% Northshore 12% Baton Rouge 10% Mississippi, 1% Southwest LA, 1% | 9 dollars in thousands Balances % of Total Loans % of OO CRE Avg Loan Size Criticized Balances Convenience Store $ 153,690 6% 22% $ 1,522 $ — Office 107,497 4 15 471 — Warehouse Or Industrial 92,950 3 13 567 6,586 Office Medical 82,573 3 12 860 — Other Specialty Use 53,716 2 8 866 3,883 Retail Single Tenant 52,821 2 7 644 — Restaurant/Bar 48,016 2 7 717 270 Church/School Mtg 46,083 2 7 940 1,463 Hospital Or Surgical Center 42,691 2 6 3,881 — Other 19,004 1 3 655 — Total $ 699,041 26% 100% $ 786 $ 12,202 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 123,276 $ 57,859 $ 173,769 $ 167,432 $ 176,705 WAR 5.9% 4.9% 5.4% 6.7% 4.5 % Average Rate 5.5% Fixed Rate % 71% Convenience Store Balances 87% in Houston Nonaccrual Balance $7.5 million

NOO CRE Portfolio, including Multifamily (as of September 30, 2025) Geographic Exposure New Orleans 40% Houston 22% Northshore 19% Acadiana 12% Baton Rouge 6% Other, 1% | 10 dollars in thousands Balances % of Total Loans % of NOO CRE Avg Loan Size Criticized Balances Multifamily $ 184,022 7% 28% $ 1,252 $ 1,291 Retail Multi-tenant 130,316 5 19 1,629 254 Multi Use Facility 70,792 3 11 1,221 7,959 Office 66,890 3 10 984 5,932 Hotel/Motel 58,030 2 9 1,350 7,981 Other 57,054 2 9 935 395 Warehouse or Industrial 44,349 2 7 584 — Hospital or Surgical Center 21,877 1 3 3,125 — Other Specialty Use 14,202 1 2 617 — Retail Single Tenant 12,833 1 2 443 — Total $ 660,365 24% 100% $ 1,115 $ 23,812 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1-3 years 3-5 Years 5+ Years Balances $ 121,312 $ 89,083 $ 235,281 $ 146,031 $ 68,658 WAR 6.8% 4.8% 5.5% 6.9% 4.3 % Average Rate 5.80% Fixed Rate % 71% Nonaccrual Balance $3.5 million

CRE Non-Medical Office Exposure (as of September 30, 2025) | 11 Nonaccrual Balance NOO loans - $0.0 OO loans - $0.0 Total Non-Medical Office Loans $174.4 million or 6.4% of total loans NOO Geographic Exposure Baton Rouge 0.9% Houston 0.8% Norths hore 0.3% Acadiana 0.3% New Orlean s 0.1% dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Baton Rouge $ 23,971 0.9% $ 1,498 $ — Houston 21,319 0.8 1,938 5,932 Northshore 8,985 0.3 998 — Acadiana 8,807 0.3 367 — New Orleans 3,627 0.1 518 — Mississippi 181 — 181 — Total NOO Office $ 66,890 2.4% $ 984 $ 5,932 dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Acadiana $ 30,410 1.1% $ 434 $ — Houston 24,143 0.9 754 — New Orleans 20,960 0.8 524 — Baton Rouge 14,468 0.5 371 — Northshore 11,258 0.4 450 — Southwest LA 2,706 0.1 193 — Mississippi 3,552 0.1 444 — Total OO Office $ 107,497 3.9% $ 471 $ — OO Office Exposure NOO Office Exposure Average Remaining Maturity NOO 6.0 yrs OO 7.1 yrs Average Rate NOO 5.3% OO 5.8%

Commercial & Industrial

(as of September 30, 2025)

dollars in thousands	*Balances*	*% of C&I*	*% of Loans*	*Avg Loan Size*	*Criticized Balances*
Finance and Insurance	56,556	13.7	2.1	992	1,260
Professional Services	$ 51,808	12.5	1.9	$ 123	$ —
Retail	38,867	9.4	1.4	210	349
Manufacturing	38,603	9.3	1.4	282	78
Construction	32,281	7.8	1.2	111	258
Real Estate Leasing	30,414	7.4	1.1	146	4,641
Healthcare	30,224	7.3	1.1	131	—
Transportation	28,457	6.9	1.1	206	136
Agriculture	26,461	6.4	1.0	176	59
Oil & Gas Extraction	20,754	5.0	0.8	301	—
Other	59,165	14.3	2.2	152	221
Totals	**$ 413,590**	**100 %**	**15.3 %**	**$ 182**	**$ 7,002**

	Repricing or Maturing Term				
dollars in thousands	*3 mths or less*	*4 -12 Mths*	*1 - 3 Years*	*3 - 5 Years*	*5+ Years*
Balances	$ 235,559	$ 27,602	$ 49,167	$ 49,194	$ 52,068
WAR	7.8 %	7.0 %	6.7 %	7.0 %	6.1 %

LOC Utilization Rate	**Nonaccrual Balance**
49%	$1.2 million
Average Rate	**Fixed Rate %**
7.3%	40%

Geographic Exposure



Acadiana 39%
Baton Rouge 17%
New Orleans 10%
Houston 9%
Northshore 8%
Southwest LA 8%
Other 6%
Natchez 3%

Home Bancorp, Inc. | 12

C&D Portfolio (as of September 30, 2025) Commercial Construction, 51% Lots, Development and Unimproved Land, 28% 1-4 Family Construction, 21% Composition | 13 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Sep- 25 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $326 million Average Balance $543K $883K net charge-offs since 2009 3.0% on Nonaccrual or $9.8 million

Loans & Securities - Repricing and Maturity

(as of September 30, 2025)

	Loan Repricing or Maturing Term								Rate Structure	
Total Loans and Leases [1] dollars in millions	*Floating Rate**	*3 mths or less*	*4 -12 Mths*	*1 - 3 Years*	*3 - 5 Years*	*5 - 7 Years*	*7+ Years*	***Total***	*Fixed*	*Adjustable*
Residential mortgages	$33	$17	$64	$126	$91	$29	$131	**$491**	$274	$217
Home equity loans and lines	78	0	1	2	2	0	4	**87**	9	78
Commercial real estate	143	72	125	339	262	120	114	**1,175**	817	359
Construction and land	130	63	57	56	16	3	1	**326**	135	191
Multifamily	21	8	22	70	52	1	10	**184**	146	37
Commercial and industrial	228	8	27	50	49	26	26	**414**	167	247
Other consumer	9	1	3	4	3	2	7	**29**	25	4
Total Loans and Leases	**$642**	**$169**	**$299**	**$647**	**$475**	**$181**	**$293**	**$2,706**	**$1,573**	**$1,133**
% of Total	24%	6%	11%	24%	18%	7%	10%	**100%**	58%	42%
Cumulative	24%	30%	41%	65%	83%	90%	100%			
Weighted average rate	7.53%	5.55%	5.71%	5.74%	6.85%	4.84%	4.91%	**6.19%**	**5.48%**	**7.18%**

**Floating rate loans reprice regularly every 3 months or less.*

	Investment Securities Projected Cash Flow						
Total Investment Securities [2] dollars in millions	*3 mths or less*	*4 -12 Mths*	*1 - 3 Years*	*3 - 5 Years*	*5 - 7 Years*	*7+ Years*	*Total*
Current par value	$9	$59	$131	$89	$50	$72	**$410**
% of Total	2%	14%	32%	22%	12%	18%	**100%**
Cumulative	2%	16%	48%	70%	82%	100%	
Weighted average rate	2.34%	2.63%	2.54%	2.31%	2.92%	2.21%	**2.49%**

[1] Based on maturity date for fixed rate loans. [2] Par value for securities at September 30, 2025 by expected cash flow are shown. Actual cash flow may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

Home Bancorp, Inc. | 14

($ in m illi on s) $29.3 $2.3 $(0.1) $2.4 $(1.0) $0.6 $(0.7) $29.3 $31.5 $32.9 $32.8 Dec 2022 Organic Provision Net Charge- offs Dec 2023 Organic Provision Net Charge- offs Dec 2024 Organic Provision Net Charge- offs Sep 2025 0 10 20 30 40 2024 (dollars in thousands) 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Total Loans $ 2,668,286 $ 2,718,185 $ 2,747,277 $ 2,764,538 $ 2,705,895 Total nonperforming loans 18,089 13,598 19,047 23,352 29,522 Total special mention loans 2,415 823 820 1,812 3,959 Total substandard loans 34,677 35,790 36,409 49,811 57,643 Total criticized loans $ 37,092 $ 36,613 $ 37,229 $ 51,623 $ 61,602 Nonperforming loans / Total loans 0.68% 0.50% 0.69% 0.84% 1.09 % Criticized loans / Total loans 1.39% 1.35% 1.36% 1.87% 2.28 % ALL / Total Loans 1.21% 1.21% 1.21% 1.21% 1.21% 20252021 Changes in ALL | 15 2023

1.30 0.77 0.49 0.34 0.31 0.45 0.88 0.75 0.40 0.28 0.14 0.20 0.32 0.60 NPAs / Total Assets Originated NPAs / Total Assets 2019 2020 2021 2022 2023 2024 Sep-25 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.09 0.12 0.09 0.03 0.00 0.04 0.04 2019 2020 2021 2022 2023 2024 Sep-25 YTD 0.00% 0.05% 0.10% 0.15% Net Charge-offs / YTD Average Loans 63 165 146 267 304 211 106 ALL / NPAs 2019 2020 2021 2022 2023 2024 Sep-25 YTD 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.73 1.03 0.83 0.41 0.52 0.76 1.18% 1.32 0.74 0.57 0.32 0.36 0.67 1.05% Past Due Loans / Loans Originated Past Due / Originated Loans 2019 2020 2021 2022 2023 2024 Sep-25 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 16

Investment Portfolio | 17 (dollars in thousands) Book Value Gain/(loss) Eff. Duration MBS $173,961 $(15,899) 4.2 Agency CMBS 152,296 (4,073) 2.2 Muni 54,195 (5,320) 5.3 CMO 14,517 (466) 2.7 Agency 11,448 (497) 3.6 Corp 4,490 (246) 0.5 Total $410,907 $(26,501) 3.5 10 Year Investment Cash Flow 2% 21% 39% 54% 64% 72% 78% 84% 88% 92% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 FYE 2034 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 42% Agency CMBS 37% Muni 13% CMO 4% Agency 3% Corp 1% 11% of total assets 2.4% Q3 yield $26.5 million unrealized loss ~ 6.4% of book value 99.7% AFS $3.7 million MV increase in Q3 $13.8 million decline in book value QoQ

Acadiana 52% New Orleans 14% Houston 12% Northshore 11% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 28% 30% 34% 28% 26% 27% 29% 31% 25% 24% 23% 21% 17% 13% 13% 24% 26% 28% 15% 15% 16% 15% 17% 17% 11% 11% 12% 9% 8% 7% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2020 2021 2022 2023 2024 Sep 2025 1,800 2,400 3,000 3,600 Change (dollars in thousands) 9/30/2024 6/30/2025 9/30/2025 QoQ YoY Demand Deposits $ 740,854 $ 796,844 $ 801,974 $ 5,130 $ 61,120 Savings 215,815 204,191 200,135 (4,056) (15,680) Money Market 452,456 463,332 499,404 36,072 46,948 NOW 644,061 625,793 641,204 15,411 (2,857) CDs 724,301 818,074 832,786 14,712 108,485 Total Deposits $ 2,777,487 $ 2,908,234 $ 2,975,503 $ 67,269 $ 198,016 Deposits (as of September 30, 2025) | 18 $35,636 Average deposit size 27% Non-interest bearing deposit composition 9% Annualized 2025 growth rate

Deposits (as of September 30, 2025) | 19 Retail Business Public Broker Total FDIC Insured 44% 17% —% —% 61% Uninsured (1) 8 17 — — 25 Reciprocal — 5 — — 5 Public Funds — — 6 — 6 Brokered Deposits — — — 3 3 Total 52% 39% 6% 3% 100% Cost of Deposits 0.93 1.20 1.42 1.52 1.63 1.75 1.73 1.68 1.71 1.76 2.49 3.40 4.01 4.41 4.58 4.59 4.33 4.00 3.86 3.85 1.30 1.84 2.24 2.52 2.69 2.78 2.66 2.51 2.52 2.57 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 0.40 0.80 1.20 1.60 2.00 2.40 2.80 3.20 3.60 4.00 4.40 4.80 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q3 2025 FHLB availability $ 1,275,472 Unencumbered investments (book) 64,686 FRB discount window 500 Total primary funding sources $ 1,340,658 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,395,658 Uninsured Deposits(1) Approximately $731 million or 25% of total deposits Coverage of Uninsured Deposits(2) 183%

3.94 3.75 3.69 3.64 3.66 3.71 3.82 3.91 4.04 4.10 NIM 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% NIM (TE) 5.82 5.95 6.08 6.18 6.28 6.43 6.43 6.43 6.50 6.53 Loan Yield 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 5.00% 5.50% 6.00% 6.50% 7.00% Yield on Loans 1.91 2.37 2.62 2.79 2.93 3.02 2.87 2.74 2.71 2.69 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 0.0% 1.0% 2.0% 3.0% 4.0% Cost of Interest-Bearing Liabilities Yields | 20 4.10% NIM for the quarter ended September 2025 1.88% Cost of total deposits for the quarter ended September 2025 Month Total borrowings decreased $74.6 million for the quarter ended September 2025

Rate Shock 1 Year % Change in NII 200 5.2% 100 2.7% (100) (3.2)% (200) (6.7)% % of assets 2019 2024 Q3 2025 Q3 Cash 2% 4% 5% Investments 12% 12% 11% Loans, excluding PPP 78% 77% 77% Other Assets 8% 7% 7% NMD - noninterest-bearing 20% 22% 23% NMD - interest-bearing 45% 38% 38% CDs 18% 21% 24% Total Deposits 83% 81% 85% Borrowings 2% 5% —% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 11% 12% Loan portfolio effective duration ~ 2.0 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 3Q2022 - 3Q2024 3Q2024 - 3Q2025 Interest-bearing deposits 36% 40% 49% 17% Total deposits 27% 31% 36% 12% Interest-bearing liabilities 33% 40% 53% 27% Funding earning assets 23% 29% 37% 22% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 21 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q4- 16 Q2- 17 Q4- 17 Q2- 18 Q4- 18 Q2- 19 Q4- 19 Q2- 20 Q4- 20 Q2- 21 Q4- 21 Q2- 22 Q4- 22 Q2- 23 Q4- 23 Q2- 24 Q4- 24 Q2- 25 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 3.5 42% of loan portfolio is variable

0.62 0.57 0.54 0.44 0.46 0.43 0.44 2019 2020 2021 2022 2023 2024 Sep-25 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.87 2.53 2.41 2.51 2.52 2.58 2.57 2019 2020 2021 2022 2023 2024 Sep-25 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Service fees and charges $ 1,291 $ 1,334 $ 1,309 $ 1,345 $ 1,408 Bank card fees 1,613 1,586 1,578 1,750 1,646 Gain on sale of loans 195 62 377 114 144 Loss on sale of assets, net (10) 39 9 (2) — Other 603 608 736 509 540 Total noninterest income $ 3,692 $ 3,629 $ 4,009 $ 3,716 $ 3,738 (dollars in thousands) 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Compensation $ 13,058 $ 13,314 $ 12,652 $ 13,322 $ 13,531 Data processing 2,646 2,526 2,642 2,628 2,556 Occupancy 2,732 2,342 2,561 2,513 2,544 Provision (reversal) for unfunded — 240 — (970) — Other 3,822 3,933 3,724 4,914 3,900 Total noninterest expense $ 22,258 $ 22,355 $ 21,579 $ 22,407 $ 22,531 Noninterest expense excl. provision for unfunded $ 22,258 $ 22,115 $ 21,579 $ 23,377 $ 22,531 Noninterest Income & Expense | 22

0.84 0.88 0.91 0.93 1.00 1.01 1.14 0.20 0.22 0.22 0.23 0.25 0.25 0.27 0.21 0.22 0.23 0.23 0.25 0.25 0.27 0.21 0.22 0.23 0.23 0.25 0.25 0.290.22 0.22 0.23 0.24 0.25 0.26 0.31 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 2025 0.00 0.50 1.00 1.50 Dividends Per Share 27.22 29.60 34.00 29.57 29.20 34.45 38.44 43.29 Tangible book value 2019 2020 2021 March 2022 2022 2023 2024 September 2025 20 25 30 35 40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2019 419,498 $ 36.82 $ 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 124,634 37.79 4,710,202 2025 (as of 10/17/2025) 320,840 44.27 14,202,444 Total 2,094,110 $ 35.27 $ 73,860,776 Capital | 23 390,972 shares remaining in current plan as of October 17, 2025 New Share Repurchase Plan approved 400,000 shares 17% Shares repurchased since 2019 8.4% CAGR TBV / share since 2019 Cash acquisition - Texan Bank Cash dividend of $0.31 per share payable on November 14, 2025 *payable in November 2025 *

9.8 10.4 11.0 11.4 11.5 11.5 11.9 14.7 12.4 13.0 13.3 13.3 13.4 14.0 15.9 13.6 14.2 14.5 14.6 14.7 15.2 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2021 2022 2023 2024 1Q 2025 2Q 2025 3Q 2025 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 24 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI (1) As Reported Including AOCI (1) Common Equity Tier 1 capital 14.0% 13.3% 12.5% 11.8% Tier 1 risk based capital 14.0% 13.3% 12.5% 11.8% Total risk based capital 15.2% 14.5% 15.6% 14.9% Tier 1 leverage capital 11.9% 11.3% 10.6% 10.0% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of September 30, 2025

Investment Perspective | 25

| 26

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025
Total shareholders' equity	$ 372,285	$ 375,830	$ 393,453	$ 396,088	$ 402,831	$ 408,818	$ 423,044
Less: intangible assets	86,019	85,690	85,361	85,044	84,751	84,482	84,214
Non-GAAP tangible shareholders' equity	$ 286,266	$ 290,140	$ 308,092	$ 311,044	$ 318,080	$ 324,336	$ 338,830
Reported net income	$ 9,199	$ 8,118	$ 9,437	$ 9,673	$ 10,964	$ 11,330	$ 12,357
Add: amortization CDI, net tax	279	261	259	250	231	213	212
Non-GAAP tangible net income	$ 9,478	$ 8,379	$ 9,696	$ 9,923	$ 11,195	$ 11,543	$ 12,569
Return on average equity	10.0 %	8.8 %	9.8 %	9.7 %	11.0 %	11.2 %	11.8 %
Add: intangible assets	3.4	2.9	3.1	3.0	3.3	3.3	3.2
Non-GAAP return on tangible common equity	13.4 %	11.7 %	12.9 %	12.7 %	14.3 %	14.5 %	15.0 %
Book value per share	$ 45.73	$ 46.51	$ 48.75	$ 48.95	$ 50.82	$ 52.36	$ 54.05
Less: intangible assets	10.56	10.61	10.58	10.51	10.69	10.82	10.76
Non-GAAP tangible book value per share	$ 35.17	$ 35.90	$ 38.17	$ 38.44	$ 40.13	$ 41.54	$ 43.29
Reported net income	$ 9,199	$ 8,118	$ 9,437	$ 9,673	$ 10,964	$ 11,330	$ 12,357
Less: PPP loan income	22	20	35	12	17	2	1
Less: gain (loss) on sale of assets	6	(2)	(10)	39	9	(2)	—
Less: loan discount accretion	525	490	452	421	356	356	347
Add: provision (reversal) for loan losses	141	1,261	140	873	394	489	(229)
Add: provision (reversal) for credit losses on unfunded commitments	—	(134)	—	240	—	(970)	—
Add: CDI amortization	353	330	328	317	293	269	268
Total non-core items, net of taxes	(47)	750	(7)	757	241	(449)	(244)
Core pre-provision net income [1]	$ 9,152	$ 8,868	$ 9,430	$ 10,430	$ 11,205	$ 10,881	$ 12,113

[1] Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 27

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	2024	Sep-25 YTD
Total shareholders' equity	$ 316,329	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 396,088	$ 423,044
Less: intangible assets	64,472	63,112	61,949	87,973	86,372	85,044	84,214
Non-GAAP tangible shareholders' equity	$ 251,857	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 311,044	$ 338,830
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 34,651
Add: amortization CDI, net tax	1,251	1,074	919	1,266	1,264	1,049	656
Non-GAAP tangible income	$ 29,183	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 37,476	$ 35,307
Return on average equity	9.0 %	7.8 %	14.4 %	10.2 %	11.6 %	9.6 %	11.4 %
Add: intangible assets	2.8	2.4	3.6	3.7	4.4	3.1	3.2
Non-GAAP return on tangible common equity	11.8 %	10.2 %	18.0 %	13.9 %	16.0 %	12.7 %	14.6 %
Originated loans	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,354,927	$ 2,386,569
Acquired loans	463,160	354,815	246,324	469,325	412,138	363,258	319,326
Total loans	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,718,185	$ 2,705,895
Originated NPAs	$ 16,421	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 10,970	$ 21,080
Acquired NPAs	12,121	9,628	6,116	6,487	3,871	4,638	9,826
Total NPAs	$ 28,542	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 15,608	$ 30,906
Originated past due loans	$ 16,541	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 15,681	$ 24,983
Acquired past due loans	13,098	8,335	6,146	3,683	5,569	4,920	6,896
Total past due loans	$ 29,639	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 20,601	$ 31,879
Average assets	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,386,721	$ 3,463,833
Less: average PPP loans	—	169,665	169,149	15,691	5,997	4,436	624
Average assets excluding PPP loans	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,382,285	$ 3,463,209

Home Bancorp, Inc. | 28

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	2024	Sep-25 YTD
Reported noninterest income	$ 14,415	$ 14,305	$ 16,271	$ 13,885	$ 14,636	$ 14,625	$ 11,463
Less: BOLI benefit	1,194	—	1,717	—	—	—	—
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	33	7
Non-GAAP noninterest income	$ 13,568	$ 14,305	$ 15,058	$ 13,859	$ 14,912	$ 14,592	$ 11,456
Reported noninterest expense	$ 63,605	$ 62,981	$ 66,982	$ 81,909	$ 82,841	$ 87,289	$ 66,517
Less: lease termination	291	—	—	—	—	—	—
Less: severance pay	287	—	—	—	—	—	—
Less: one-time foreclosed asset recovery	—	—	—	—	739	—	—
Less: merger-related expenses	—	—	299	1,971	—	—	—
Non-GAAP noninterest expense	$ 63,027	$ 62,981	$ 66,683	$ 79,938	$ 82,102	$ 87,289	$ 66,517
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 34,651
Less: PPP loan income	—	5,895	13,208	1,359	95	89	20
Less: Write of FDIC loss share receivable	(680)	—	—	—	—	—	—
Less: BOLI benefit	1,194	—	1,717	—	—	—	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	33	7
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—	—
Less: loan discount accretion	3,503	4,097	2,361	2,933	2,532	1,888	1,059
Add: provision (reversal) for loan losses	3,014	12,728	(10,161)	7,489	2,341	2,415	654
Add: provision for credit losses on unfunded commitments	—	—	390	278	501	106	(970)
Add: CDI amortization	1,583	1,360	1,163	1,602	1,601	1,328	830
Add: lease termination	291	—	—	—	—	—	—
Add: severance pay	287	—	—	—	—	—	—
Add: one-time foreclosed asset recovery	—	—	—	—	(739)	—	—
Add: merger-related expenses	—	—	299	1,971	—	—	—
Non-core items, net of taxes	1,189	3,236	(19,822)	5,547	1,069	1,453	(452)
Core pre-provision net income [1]	$ 29,121	$ 28,001	$ 28,799	$ 39,619	$ 41,309	$ 37,880	$ 34,199

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 29

2019 2020 2021 1Q2022 2022 2023 2024 1Q2025 2Q2025 3Q2025 Total shareholders' equity $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 396,088 $ 402,831 $ 408,818 $ 423,044 Less: intangible assets 64,472 63,112 61,949 87,569 87,973 86,372 85,044 84,751 84,482 84,214 Non-GAAP tangible shareholders' equity $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 311,044 $ 318,080 $ 324,336 $ 338,830 Shares Outstanding 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,091,522 7,926,331 7,808,421 7,827,481 Book value per share $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 48.95 $ 50.82 $ 52.36 $ 54.05 Less: intangible assets 6.97 7.22 7.27 10.36 10.62 10.59 10.51 10.69 10.82 10.76 Non-GAAP tangible book value per share $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 38.44 $ 40.13 $ 41.54 $ 43.29 Appendix (non-GAAP reconciliation) | 30 (dollars in thousands except for per share data)